UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	BNGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 2, 2020, Bionano Genomics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the voting results from the Company’s Special Meeting of Stockholders (the “Special Meeting”) held on August 31, 2020. As announced during the Special Meeting, the Special Meeting was adjourned with respect to Proposal 1 (as defined below) and reconvened at 10:00 a.m. Pacific Time on September 29, 2020. This amendment to the Original Report amends Item 5.07 of the Original Report to report the final voting results on Proposal 1 from the Special Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 31, 2020, the Company held the Special Meeting. As of July 27, 2020, the record date for the Special Meeting (the “Record Date”), 136,991,045 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. A total of 88,801,001 shares of the Company’s common stock were present at the reconvened Special Meeting in person or by proxy. A summary of the matters voted upon by stockholders at the Special Meeting is set forth below.

Proposal 1. Approval of Amendment to Company’s Certificate of Incorporation

The Company’s stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 to 400,000,000 (“Proposal 1”). The final voting results for Proposal 1 on September 29, 2020 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,137,898	15,513,645	1,149,458	0

Proposal 2. Authorization to Adjourn the Special Meeting

The Company’s stockholders approved the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 1 (“Proposal 2”). The final voting results for Proposal 2 on August 31, 2020 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,369,776	17,815,754	2,781,679	0

At the time of the Special Meeting on August 31, 2020, there were insufficient votes to pass Proposal 1. In accordance with the authority granted pursuant to the approval of Proposal 2, the Special Meeting was adjourned with respect to Proposal 1 to allow additional time for voting and was set to reconvene at 10:00 a.m. Pacific Time on September 29, 2020. During the reconvened Special Meeting on September 29, 2020, the Company’s stockholders approved Proposal 1, as detailed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: September 30, 2020	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D. President and Chief Executive Officer (Principal Executive Officer)